UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant    ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

SciClone Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	June 7, 2005

Time	10:00 a.m., Pacific Daylight Time

Place	Crowne Plaza Hotel 1221 Chess Drive Foster City, California, 94404

Items of Business	1. Election of six (6) directors;

2. Approval of the amendment to the Company’s 2004 Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder;

3. Approval of the amendment and restatement of the Company’s 2004 Stock Option Plan as the 2005 Equity Incentive Plan;

4. Approval of the amendment to the Company’s 2004 Outside Directors Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder;

5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2005; and

6. Any other matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

Record Date	Stockholders of record at the close of business on April 29, 2005 will be entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 901 Mariner’s Island Boulevard, Suite 205, San Mateo, California 94404.

Admission	Please note that space limitations may make it necessary to limit attendance only to stockholders. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (street name holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors

RICHARD A. WALDRON Office of the President, Chief Financial Officer and Secretary

San Mateo, California May 10, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES BY PHONE, VIA THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. PLEASE SEE YOUR PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

To help us conserve resources, we encourage you to sign up for electronic delivery of SciClone stockholder communications. With electronic delivery, you will receive via e-mail documents such as the annual report, 10-K, and the proxy statement, and you can vote your shares online. To sign up for the electronic delivery:

1.	If you are a registered holder (you hold your SciClone shares in your own name through SciClone’s transfer agent, Mellon Investor Services, LLC, or you have stock certificates), visit www.proxyvoting.com/scln to enroll and vote your shares.

2.	If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), visit www.proxyvote.com to enroll and vote your shares.

Your electronic delivery enrollment will be effective until canceled.

TABLE OF CONTENTS

SOLICITATION AND VOTING OF PROXIES	1
General	1
Voting Securities	1
Broker Non-Votes	1
Solicitation of Proxies	1
Voting of Proxies	1

PROPOSAL NO. 1 ELECTION OF DIRECTORS	3
Nominees	3
Board Meetings and Committees	5
Audit Committee	5
Compensation Committee	6
Nominating and Corporate Governance Committee	6
Committee Charters and Other Corporate Governance Materials	6
Director Nominations	6
Director Qualifications	6
Identifying and Evaluating Candidates for Nomination as Director	7
Communications By Stockholders With Directors	8
Director Attendance at Annual Meetings	8
Compensation of Directors	8

PROPOSAL NO. 2 APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2004 STOCK OPTION PLAN	10
Summary of the 2004 Plan	10
General	10
Authorized Shares	10
Administration	10
Eligibility	11
Stock Options	11
Change in Control	11
Termination or Amendment	12
Summary of U.S. Federal Income Tax Consequences	12
Incentive Stock Options	12
Nonstatutory Stock Options	12
Options Granted to Certain Persons	12
Required Vote	13

PROPOSAL NO. 3 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SCICLONE PHARMACEUTICALS, INC. 2004 STOCK OPTION PLAN AS THE 2005 EQUITY
INCENTIVE PLAN	14
Summary of the Plan	15
General	15
Authorized Shares	15
Share Accounting and Adjustments	15
Certain Award Limits	16
Administration	16
Eligibility	17
Stock Options	17
Stock Appreciation Rights	17
Stock Awards	18
Restricted Stock Units	18

i

Performance Awards	18
Change in Control	19
Termination or Amendment	19
Summary of U.S. Federal Income Tax Consequences	20
Incentive Stock Options	20
Nonstatutory Stock Options	20
Stock Appreciation Rights	20
Stock Awards	20
Performance and Restricted Stock Unit Awards	20
Options Granted to Certain Persons	21
Required Vote	21

PROPOSAL NO. 4 APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN	22
Summary of the Directors Plan	22
General	22
Authorized Shares	22
Administration	22
Eligibility	22
Automatic Grant of Options	22
Terms and Conditions of Options	23
Change in Control	23
Termination or Amendment	23
Summary of U.S. Federal Income Tax Consequences	24
Required Vote	24

PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	25
General	25
Principal Accountant Fees	25
Required Vote	25

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26

EXECUTIVE COMPENSATION AND OTHER MATTERS	28
Summary Compensation Table	28
Option Grants in Fiscal 2004	29
Aggregated Option Exercises and Fiscal Year-End Option Values	30
Employment Contracts and Termination of Employment and Change-in-Control Arrangements	30
Compensation Committee Interlocks and Insider Participation	32
Certain Relationships and Related Transactions	32
Section 16(a) Beneficial Ownership Reporting Compliance	32

EQUITY COMPENSATION PLAN INFORMATION	33

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	34
Compensation Policy	34
Base Salary	35
Annual Cash Incentives	35
Long-Term Equity Incentives	35
CEO Compensation	35
Special Deduction Limit	36

REPORT OF THE AUDIT COMMITTEE	37

STOCK PERFORMANCE GRAPH	38

ii

YEAR 2006 STOCKHOLDER PROPOSALS	39

OTHER MATTERS	39

APPENDIX A	A-1

APPENDIX B	B-1

iii

PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

General

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), of proxies in the enclosed form for use in voting at the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Crowne Plaza Hotel, at 1221 Chess Drive, Foster City, California, 94404 on Tuesday June 7, 2005, at 10:00 a.m., local time, and any adjournment or postponement thereof.

     Definitive copies of this Proxy Statement, the enclosed proxy card and the Company’s 2004 Annual Report to Stockholders are expected to first be sent or given to stockholders on or about May 13, 2005.

Voting Securities

     Only stockholders of record as of the close of business on April 29, 2005 will be entitled to vote at the Annual Meeting and any adjournment thereof. As of that time, we had 44,839,101 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes

     A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approval of and amendments to stock plans.

Solicitation of Proxies

     We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

     The shares represented by the proxies received, properly voted by phone, via the Internet or properly marked, signed, dated and not revoked will be exercised at the Annual Meeting. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal, and as the proxy holders deem advisable on other matters that may come before the meeting. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Company (Attention: Richard A. Waldron) a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, the stockholders will elect six (6) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The Nominating and Corporate Governance Committee’s nominees for election by the stockholders to those six (6) positions are the current members of the Board of Directors, Dean S. Woodman, John D. Baxter, Richard J. Hawkins, Rolf H. Henel, Ira D. Lawrence and Jon S. Saxe. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2006 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

     Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the vote.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

     The names of the nominees, their ages as of April 1, 2005, and certain other information about them are set forth below:

NAME OF NOMINEE	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

Dean S. Woodman	76	Chairman, SciClone Pharmaceuticals, Inc.; Founder, Robertson Stephens; Former Managing Director, ING Barings	2000
John D. Baxter, M.D.	64	Professor of Medicine, the University of California, San Francisco	1991
Richard J. Hawkins	56	Chairman, President and Chief Executive Officer, LabNow, Inc.	2004
Rolf H. Henel	67	Partner, Naimark & Associates, Inc.	1997
Ira D. Lawrence, M.D.	51	President and Chief Executive Officer, SciClone Pharmaceuticals, Inc.	(1)
Jon S. Saxe	68	Former President, Protein Design Labs, Inc.; Former Vice President, Hoffmann-LaRoche, Inc.	2000

(1) Dr. Lawrence will join the Company as its President, Chief Executive Officer and as a Director, effective as of June 1, 2005. Accordingly, Dr. Lawrence is a nominee for reelection to the Board of Directors. For more information regarding Dr. Lawrence, please see below.

     Dean S. Woodman was elected Chairman of the Board of Directors in February 2005, and has been a Director since August 2000. Mr. Woodman was an investment banker for over four decades. From July 1989 to June 1999, he was a Managing Director of Furman Selz, an investment banking firm acquired in 1999 by ING Barings L.L.C. Mr. Woodman was a Managing Director in the investment banking group of Hambrecht & Quist (now JPMorgan Chase) from October 1984 to March 1988. He was a founding partner of Robertson Colman Stephens & Woodman, an investment banking firm, in 1978, and of Woodman Kirkpatrick & Gilbreath, an investment banking firm, in 1982. Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years where he spent 16 years as director of West Coast corporate finance until 1978. He is currently a director of MarineMax, Inc.

     John D. Baxter, M.D., has been a Director and the Chairman of our Scientific Advisory Board since June 1991. Dr. Baxter has been associated with the University of California, San Francisco since 1970. He has been Professor of Medicine since 1979, Chief of the Endocrinology Section, Parnassus Campus from 1980 to 1997, and Director of UCSF’s Metabolic Research Unit from 1981 to 1999. Dr. Baxter was the President of The Endocrine Society from June 2002 to June 2003. Dr. Baxter was a founder and served as a director of California Biotechnology, Inc. (now Scios, Inc., a division of Johnson & Johnson) from 1982 until 1992 and was a founder and Director of Karo Bio A.B., a Swedish biotechnology company. Dr. Baxter is also elected to the National Academy of Sciences and the Institute of Medicine of the National Academy of Sciences.

     Richard J. Hawkins has been a Director since October 2004. Currently, Mr. Hawkins serves as the Chairman and CEO of LabNow, Inc., a privately-held company he founded in September 2003. LabNow is developing lab-on-a-chip sensor technology to be used in point-of-care diagnostic testing systems, including CD4 and viral load tests in resource scarce environments. From 1992 to 2000, Mr. Hawkins co-founded and served as Chairman of Sensus Drug Development, which developed and received regulatory approval for SOMAVERT®, a growth hormone antagonist approved for the treatment of acromegaly and now marketed by Pfizer in both the United States and Europe. In 1982, Mr. Hawkins founded Pharmaco, a clinical research organization (CRO) that in 1991 was merged with the predecessor of PPD-Pharmaco, becoming the cornerstone of one of the largest CROs in the world today. Mr. Hawkins graduated cum laude with a B.S. in Biology from Ohio University.

     Rolf H. Henel has been a Director since June 1997. Mr. Henel has been a partner of Naimark & Associates, consultants to the health care industry, since 1994. Mr. Henel is a director and Treasurer of Bergen Community Blood Services, past Chairman of its Foundation, and President of the Northern New Jersey Chapter of the American Association of Individual Investors. From 1978 to 1993, Mr. Henel was with American Cyanamid Company, most recently as President of Cyanamid International, Lederle Division. Mr. Henel was a director and Chief Operating Officer of Immunomedics, Inc. from 1996 to 1997. Mr. Henel holds a M.B.A. from New York University and a B.A. from Yale University. Mr. Henel is also a director of Penwest Pharmaceuticals Co., a pharmaceutical company, and Draxis Health Inc., a pharmaceutical company.

     Ira D. Lawrence, M.D., On April 28, 2005 we announced that Dr. Ira Lawrence had agreed to serve as our President and Chief Executive Officer effective June 1, 2005, and he has been appointed to the Board effective as of such date. From 1995 to 2005, Dr. Lawrence was at Fujisawa Healthcare, Inc., most recently as the Senior Vice President of Research and Development. Fujisawa Healthcare Inc., was the U.S. subsidiary of Fujisawa Pharmaceutical Co. that recently merged with Yamanouchi Pharmaceutical Co. to form Astellas Pharma Inc., From 1993 to 1995, Dr. Lawrence served as Vice President of Research and Development at GenDerm Corporation. Dr. Lawrence was the Associate Director of Clinical Studies, Immunology at Fujisawa Healthcare, Inc. from 1991 to 1993. Prior to 1991, Dr. Lawrence practiced internal medicine and allergy/clinical immunology, most recently as the Assistant Chief of Staff at the Veterans Administration Lakeside Medical Center and Assistant Professor at Northwestern University Medical School. Dr. Lawrence earned his M.D. degree, from the Hahnemann Medical College (now Drexel University College of Medicine) and his B.A. from Temple University. Dr. Lawrence completed his internship and residency in internal medicine at Northwestern University and his fellowship at the Division of Allergy and Clinical Immunology at the Johns Hopkins University School of Medicine.

     Jon S. Saxe has been a Director since August 2000. Mr. Saxe was President of Protein Design Labs, Inc. from 1995 to early-1999, and currently serves as a director of the company. From mid-1993 to 1995, Mr. Saxe was President of Saxe Associates, Inc., consultants to venture capital firms and biotechnology, diagnostic, and pharmaceutical companies. He was President and CEO of Synergen, Inc., a biotechnology company, from 1989 to 1993. Mr. Saxe is former Vice President, Licensing and Corporate Development and Head of Patent Law for Hoffmann-LaRoche Inc., where he worked for close to 30 years (1960-1989). Mr. Saxe received his J.D. from George Washington University School of Law and his LL.M. from New York University School of Law. He serves as a director of other public and private companies, including Durect Corporation, First Horizon Pharmaceutical Corporation, ID Biomedical Corporation, InSite Vision,, Protein Design Labs, Inc., and Questcor Pharmaceuticals, Inc.

     The Board of Directors has determined that, other than Ira D. Lawrence, M.D., our President and Chief Executive Officer, each of the members of the Board is an independent director for purposes of the NASDAQ Marketplace Rules. There are no family relationships among any of our directors or executive officers.

Board Meetings and Committees

     The Board of Directors held fourteen meetings during the fiscal year ended December 31, 2004. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, no director attended fewer than 90% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

     Audit Committee. The members of the Audit Committee during fiscal 2004 were Dean S. Woodman (chairman), Rolf H. Henel and Jon S. Saxe. Richard J. Hawkins was appointed to the audit committee in February 2005. Each of the members of the Audit Committee is independent for purposes of the NASDAQ Marketplace Rules as they apply to audit committee members. The Board of Directors has determined that Mr. Woodman is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence and overseeing their audit work, reviewing and pre-approving the planned scope of our annual audit and the terms of engagement for audit and non-audit services, reviewing the financial reports and other financial information provided to the public, reviewing the adequacy of disclosure controls and internal controls and procedures for financial reporting, reviewing our critical accounting policies, reviewing significant judgments made in the preparation of our financial statements and reviewing and approving any related party transactions. The Audit Committee held seven meetings during fiscal 2004.

     Compensation Committee. The members of the Compensation Committee during fiscal 2004 were Edwin C. Cadman (chairman), Jere E. Goyan, and John D. Baxter, who was elected to the Committee in December 2004. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ Marketplace Rules. The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers, approves stock option grants to executive officers and approves all employment, severance and change-in-control agreements applicable to executive officers. The Compensation Committee held four meetings during fiscal year 2004.

     Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee during fiscal 2004 were Jon S. Saxe (chairman), John D. Baxter and Rolf H. Henel. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee considers qualified candidates for nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors. The Nominating and Corporate Governance Committee held five meetings during fiscal year 2004.

     In addition to these standing committees, during 2004, the Board appointed Rolf Henel as Chair of a search committee to retain a CEO, and appointed Jon Saxe, Dean Woodman and Dr. John Baxter as an Executive Committee of the Board to assist and support the Office of the President until a CEO is retained. The Board has also designated a Business Development Committee comprised of Messrs. Woodman (Chairman), Baxter and Saxe to assist the Company in evaluating business development opportunities.

Committee Charters and Other Corporate Governance Materials

     The Board has adopted a charter for each of the standing committees described above. The Board has also adopted a Corporate Code of Conduct that applies to all of our officers, directors, employees, contract workers and anyone who conducts business with us. In addition, the Board has adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Links to these materials are available on our website at www.sciclone.com.

Director Nominations

     Consistent with its charter, the Nominating and Corporate Governance Committee evaluates and recommends to the Board of Directors director nominees for each election of directors.

     Director Qualifications

     In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers the following factors in reviewing possible candidates for nomination as director:

  the appropriate size of the Company’s Board of Directors and its Committees;
  the perceived needs of the Board for particular skills, background and business experience;
  the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;
  nominees’ independence from management;
  applicable regulatory and listing requirements, including independence requirements and legal considerations, such as regulatory compliance;
  the benefits of a constructive working relationship among directors; and
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

     The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and Committee responsibilities. Board members are expected to prepare for, attend, and participate in all Board and applicable Committee meetings.

     Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable listing requirements, at least a majority of the members of the Board must meet the definition of “independent director.” The Nominating and Corporate Governance Committee also believes that it is appropriate for one or more key members of the Company’s management to participate as members of the Board.

     Identifying and Evaluating Candidates for Nomination as Director

     The Nominating and Corporate Governance Committee recently adopted procedures providing for the annual evaluation by the committee of the current members of the Board of Directors whose terms are expiring and who are willing to continue in service, against the criteria set forth above in determining whether to recommend these directors for election. Pursuant to the procedures it adopted, the Nominating and Corporate Governance Committee has initiated the regular assessment of the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

     Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that it is desirable that the Board consider additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

     The Nominating and Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating and Corporate Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, Suite 205, San Mateo, CA 94404, not less than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

  the candidate’s name, age, contact information and present principal occupation or employment; and
  a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

     In addition, pursuant to Section 3.12 of the Company’s Bylaws, stockholders are permitted to nominate directors for consideration at an annual meeting. A stockholder nomination for a director to be elected at an annual meeting must be sent in writing to the Corporate Secretary, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, Suite 205, San Mateo, CA 94404, not less than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

  the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
  a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice of nomination and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice of nomination;

  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder;
  such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and
  the consent of each nominee to serve as a director of the Company if so elected.

     All directors and director nominees must submit a completed form of the directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

     The Nominating and Corporate Governance Committee will evaluate incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the foregoing criteria and will select the nominees that, in the Committee’s judgment, best suit the needs of the Board at that time.

Communications By Stockholders With Directors

     Stockholders may communicate with any and all Company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
or [individual director]
c/o Corporate Secretary
SciClone Pharmaceuticals, Inc.
901 Mariner’s Island Boulevard
Suite 205
San Mateo, CA 94404
Fax: (650) 358-3469 or Email: rwaldron@sciclone.com

     The Corporate Secretary maintains a log of such communications and will transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication as determined by the Corporate Secretary. The Board of Directors or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary will relay all communications to directors absent safety or security issues.

Director Attendance at Annual Meetings

     The Company believes that it is desirable that directors attend the Company’s annual meeting of stockholders. The Company recently instituted a policy that it will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. Of the seven directors then in office, three attended the 2004 Annual Meeting of Shareholders.

Compensation of Directors

     Directors who are employees of the Company do not receive any compensation for their services as directors. During fiscal 2004, Directors Baxter, Cadman, Goyan, Henel, Saxe and Woodman, who are not employees of the Company, received an aggregate of $30,000 for their service on the Company’s Board of Directors, plus payment of out-of-pocket expenses relating to their service as Board members. Director Hawkins received a payment $5,000 for his services in fiscal 2004. In addition, directors received an annual payment of $7,500 for their service on each committee of the Board of Directors, except that the chairman of each committee received an annual payment of $10,000 for his service as committee chairman. The chairman of the Board received an additional annual payment of $13,000 and Director Henel received an additional payment of $10,000 for his service as Chairman of the CEO search committee in charge of retaining a new CEO.

     The Company’s Board of Directors recently approved a number of changes in director compensation. For fiscal 2005, each of the Company’s non-employee directors will receive an aggregate fee of $30,000 for his service on the Board of Directors, plus payment of out-of-pocket expenses relating to his service as a Board member, and the chairman of the Board will receive an additional annual payment of $13,000. The chairman emeritus also will receive an additional payment at the rate of $13,000 for the balance of 2005. In addition, directors will receive an annual $7,500 payment for their service on each committee of the Board of Directors, except that the chairman of each committee will receive an annual $10,000 payment for his service as committee chairman. Directors also receive an option grant of 50,000 shares upon election to the Board and annual stock option grants upon their re-election, as described below. Mr. Henel received an additional $10,000 for his service as Chairman of the CEO search committee in 2005.

     If Directors Baxter, Henel, Saxe and Woodman are reelected to the Board at the Annual Meeting and the requisite stockholder vote is obtained in favor of Proposal No. 4, each will automatically receive an option to purchase 30,000 shares of the Company’s Common Stock under the Company’s 2004 Outside Directors Stock Option Plan. If Mr. Hawkins is elected to the Board at the Annual Meeting and the requisite stockholder vote is obtained in favor of Proposal No. 4, he shall receive an option to purchase 15,000 shares of the Company’s Common Stock under the Company’s 2004 Outside Directors Stock Option Plan, a fraction of the 30,000 shares the other reelected directors receive, since Hawkins received his initial outside director option to purchase 50,000 shares of Common Stock in October 2004, according to the 2004 Outside Directors Stock Option Plan. Each such option shall have a term of ten years and an exercise price equal to the closing price of the Company’s Common Stock as quoted on the NASDAQ National Market on the grant date of such option. In addition, each such option shall vest and become exercisable at the rate of one-twelfth of the shares subject to the option at the end of each one-month period from the date of grant except that, in the event of a change in control, any unexercisable or unvested portions of outstanding options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the change in control, regardless of whether the option is assumed or substituted for by the acquirer. For additional information concerning the proposed 2004 Outside Directors Stock Option Plan, see Proposal No. 4, “APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN.”

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE
SCICLONE PHARMACEUTICALS, INC. 2004 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan (the “2004 Plan”) to increase by 2,300,000 the maximum number of shares of Common Stock that may be issued under the 2004 Plan. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, we must continue to offer a competitive equity incentive program. As of April 1, 2005, only 1,533,000 shares remained available for the future grant of stock options under the 2004 Plan. Additionally, Dr. Ira Lawrence has agreed to become our Chief Executive Officer as of June 1, 2005 and in accordance with his employment agreement, he will be granted an option for 800,000 shares under the 2004 Plan. Following this grant to Dr. Lawrence, only 733,000 shares will remain available for future grants, a number that the Board believes to be insufficient to meet our anticipated needs. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the 2004 Plan by 2,300,000 shares to a total of 4,800,000 shares to ensure that we will continue to have available a reasonable number of shares for our stock option program.

Summary of the 2004 Plan

     The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is available to any stockholder upon request.

     General. The purpose of the 2004 Plan is to advance the interests of the Company by providing an incentive program that will enable us to attract, retain and reward employees, consultants and directors and to motivate such persons to contribute to the growth and profitability of the Company. These incentives are provided through the grant of stock options.

     Authorized Shares. Currently, a maximum of 2,500,000 of the authorized but unissued or reacquired shares of our Common Stock may be issued under the 2004 Plan. The Board of Directors has amended the 2004 Plan, subject to stockholder approval, to increase the maximum number of shares that may be issued under the 2004 Plan to 4,800,000.

     If any option expires, lapses or otherwise terminates for any reason without having been exercised, such shares will again become available for issuance under the 2004 Plan. However, no more than 4,800,000 shares will be available under the 2004 Plan for issuance upon the exercise of incentive stock options, as that term is defined in Section 422 of the Internal Revenue Code (the “Code”). Appropriate adjustments will be made to the number of shares reserved under the 2004 Plan, the share limits affecting incentive stock options, the Grant Limit (as described below) and the terms of any outstanding options in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

     The 2004 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options granted under the 2004 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with options granted under the 2004 Plan to qualify as performance-based, the 2004 Plan limits the size of options that can be granted under the 2004 Plan. Under this limitation (the “Grant Limit”), no employee may be granted options for more than 1,250,000 shares in the fiscal year.

     Administration. The 2004 Plan will be administered by the Board of Directors or another committee of the Board of Directors appointed to administer the 2004 Plan, or, in the absence of such committee, by the Board. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Board” refers to either the Board of Directors or such committee.) Subject to the provisions of the 2004 Plan, the Board will determine in its discretion the persons to whom and the times at which options are granted, the sizes of such grants, and all of their terms and conditions. The Board may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any option, waive any restrictions or conditions applicable to an option, and accelerate, extend or defer the vesting of an option. The 2004 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2004 Plan. All options granted under the 2004 Plan will be evidenced by a written agreement between the Company and the optionee specifying the terms and conditions of the option, consistent with the requirements of the 2004 Plan. The Board will have the authority to interpret the 2004 Plan and options granted thereunder, and any such interpretation by the Board will be final and binding on all persons having an interest in the 2004 Plan or any option award.

     Eligibility. Stock options may be granted to our employees, consultants and directors of any parent or subsidiary of the Company. In addition, options may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such option award may be acquired prior to such person’s commencement of service. Incentive stock options may be granted only to employees. As of April 1, 2005, we had approximately 140 employees (including 3 executive officers), 15 consultants and 7 nonemployee directors who would be eligible to receive stock options under the 2004 Plan.

     Stock Options. The Board may grant incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options or any combination thereof. Each option granted under the 2004 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004 Plan. Stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of the Company (a 10% Stockholder) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The closing price of our Common Stock as reported on the NASDAQ National Market on April 1, 2005 was $2.85 per share.

     The 2004 Plan provides that the option exercise price may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Board. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

     Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Board. The maximum term of an option granted under the 2004 Plan is 10 years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee’s termination of service, unless such termination results from the optionee’s death or disability, in which case the option generally will remain exercisable for 12 months following termination, provided that in no case may an option be exercised after its expiration date.

     Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Nonstatutory stock options granted under the 2004 Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

     Change in Control. In the event of a “change in control,” as such term is defined in the 2004 Plan, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding options or substitute new options having an equivalent value. If the outstanding options are not assumed or replaced, the Board, in its sole discretion, can provide for the acceleration of vesting and exercisability of the option. Additionally, the 2004 Plan also authorizes the Board, in its discretion and without the consent of any optionee, to cancel each or any outstanding option upon a change in control in exchange for a payment to the optionee with respect to each vested share subject to the cancelled option of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share under the option. Any options that are not assumed, replaced or exercised prior to the change in control will terminate and cease to be outstanding as of the effective time of the change in control.

     Termination or Amendment. The 2004 Plan will continue in effect until the first to occur of (i) its termination by the Board, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued and all restrictions on such shares under the terms of the 2004 Plan and the agreements evidencing options granted under the 2004 Plan have lapsed or (iii) the tenth anniversary of the 2004 Plan’s effective date. The Board may terminate or amend the 2004 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2004 Plan, change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the optionee unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

     The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, the Company will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the optionee’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the optionee will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

     In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

     The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the 2004 Plan since its inception and through April 1, 2005 are as follows: (i) Donald R. Sellers, former President and Chief Executive Officer1, no shares; (ii) Alfred R. Rudolph, M.D., Chief Operating Officer and Member, Office of the President2, 125,000 shares; (iii) Richard A. Waldron, Chief Financial Officer and Member, Office of the President2, 70,000 shares; (iv) Hans P. Schmid, Managing Director, SciClone Pharmaceuticals International, Ltd., 65,000 shares; (v) all current executive officers as a group, an aggregate of 260,000 shares; (vi) all current directors who are not executive officers as a group, no shares; and (vii) all employees, including current officers who are not executive officers, as a group, an aggregate of 707,000 shares. Since its inception, no options have been granted under the 2004 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2004 Plan.

Required Vote

     Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT OF THE 2004 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE UNDER THE 2004 PLAN FROM 2,500,000 SHARES TO 4,800,000 SHARES.

1 We announced on July 14, 2004 that Donald R. Sellers had resigned as President and CEO of SciClone Pharmaceuticals, Inc.

2 Following the resignation of Donald R. Sellers, Alfred Rudolph, M.D., Chief Operating Officer, and Richard Waldron, Chief Financial Officer, jointly formed an Office of the President to manage the operations of the Company along with the Board’s continuing oversight.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2004 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement of the Company’s 2004 Plan as the 2005 Equity Incentive Plan (the “2005 Plan”). If Proposal No. 2 is approved by our stockholders, the maximum number of shares available under the 2005 Plan, assuming our stockholders approve this Proposal No. 3, will be 4,800,000 shares. If our stockholders do not approve Proposal No. 2, but do approve this Proposal No. 3, the maximum number of shares available under the 2005 Plan will be 2,500,000.

     The 2004 Plan was originally adopted by the Board of Directors on April 1, 2004 and approved by the stockholders on May 26, 2004. The only type of equity incentive currently authorized under the 2004 Plan is stock options. On April 27, 2005, the Board of Directors adopted amendments to the 2004 Plan to expand the types of stock-based incentives authorized under the 2004 Plan and to restate the 2004 Plan as the 2005 Plan, subject to the approval of our stockholders. Approval of this Proposal No. 3 to amend and restate the 2004 Plan as the 2005 Plan will not increase the number of shares of common stock authorized for issuance. However, approval of this Proposal No. 3 by our stockholders will provide us with greater flexibility in structuring the terms of the equity incentives we use to attract, retain and motivate service providers. In addition to stock options, the 2005 Plan authorizes the grant of stock appreciation rights, stock purchase rights, stock bonuses, restricted stock units, performance shares and performance units. If the stockholders approve this proposal, the amended terms of the 2005 Plan will become effective on the day of the Annual Meeting. If the stockholders do not approve this Proposal No. 3, the 2004 Plan will remain in effect in accordance with its existing provisions.

     We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain service providers of the highest caliber. The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to successfully attract and retain the best possible candidates for positions of responsibility. The 2005 Plan will provide the Board’s Compensation Committee with a range of incentive tools and sufficient flexibility to permit it to make the most effective use of the shares our stockholders have authorized for incentive purposes.

     The 2005 Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with certain awards granted under the 2005 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options, stock appreciation rights, certain stock awards, restricted stock unit awards, performance shares and performance units granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2005 Plan. By approving the amendment and restatement of the 2004 Plan as the 2005 Plan, the stockholders will be approving, among other things:

  the eligibility requirements for participation in the Plan;
  the performance criteria upon which awards of performance shares, performance units and certain stock awards and restricted stock units may be based;
  the maximum numbers of shares for which stock options, stock appreciation rights, stock awards or restricted stock units based on attainment of performance goals and performance shares may be granted to an employee in any fiscal year; and
  the maximum dollar amount that a participant may receive upon settlement of performance units.

     While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

     Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that, as amended, the 2005 Plan takes steps to address possible concerns of our stockholders. These include:

  Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.
  No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.
  Each share subject to a “full value award,” described below, will reduce the number of shares remaining available for grant under the 2005 Plan by 1.3 shares.
  The 2005 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.
  No more than 5% of the shares authorized by the 2005 Plan may be issued under full value awards that do not either require at least three years of service for vesting or establish vesting based on satisfying performance goals measured over a period of at least twelve months, provided that acceleration of vesting may occur in the event of participant's death, disability, retirement, involuntary termination or a change in control of the Company.
  The 2005 Plan has a fixed term of ten years.

     The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the amendment and restatement of the 2004 Plan as the 2005 Plan.

Summary of the 2005 Plan

     The following summary of the 2005 Plan, as amended and restated from the 2004 Plan, is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request or the 2005 Plan may be viewed without charge on the Securities and Exchange Commission website at www.sec.gov.

     General. The purpose of the 2005 Plan is to advance the interests of the Company by providing a means through which the Company may attract and retain able employees, directors and consultants upon whom responsibility for the success of the Company rests and to provide them with a proprietary interest in the development and financial success of the Company that will encourage them to devote their best efforts to the business of the Company. These incentives may be provided under the 2005 Plan through the grant of stock options, stock appreciation rights, stock awards (stock purchase rights and stock bonuses), restricted stock units, performance shares and performance units.

     Authorized Shares. The maximum aggregate total number of shares that may be issued under the 2005 Plan is 4,800,000, assuming our stockholders approve Proposal No. 2, or 2,500,000 shares if our stockholders do not approve Proposal No. 2. Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of common stock of the Company.

     Share Accounting and Adjustments. Each share subject to an award other than a “full value award,” which is any award settled in stock other than stock options, stock appreciation rights or stock purchase rights under which the Company receives monetary consideration equal to the fair market value of the award, granted under the 2005 Plan will reduce the number of shares remaining available for grant by one share, while each share subject to a full value award granted under the 2005 Plan will reduce the number of shares remaining available for grant by 1.3 shares. If an outstanding award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of stock acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant's original purchase price, the shares of stock allocable to the terminated portion of such award or such forfeited or repurchased shares of stock shall again be available for issuance under the 2005 Plan. Shares of stock shall not be deemed to have been issued pursuant to the 2005 Plan with respect to any portion of an award, other than an option or stock appreciation right, that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations shall not again be available for issuance under the 2005 Plan. Upon payment in shares of stock pursuant to the exercise of a stock appreciation right, the number of shares available for issuance under the 2005 Plan shall be reduced by the gross number of shares for which the stock appreciation right is exercised. If the exercise price of an option is paid by tender to the Company, or attestation to the ownership, of shares of stock owned by the participant, the number of shares available for issuance under the 2005 Plan shall be reduced by the gross number of shares for which the option is exercised. The Compensation Committee of the Board of Directors, in its discretion and to prevent dilution or enlargement of participants’ rights under the 2005 Plan, will adjust the number of shares authorized under the 2005 Plan, the numerical limits on awards described below under “Certain Award Limits” and the number and kind of shares and exercise price subject to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for grant under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

     Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the 2005 Plan limits the numbers of shares that may be issued under each type of award, subject to adjustment as described under “Share Accounting and Adjustments” above. No more than 2,500,000 shares, or 4,800,000 shares subject to stockholder approval of Proposal No. 2, may be issued upon the exercise of incentive stock options granted under the 2005 Plan. No more than 5% of the maximum aggregate number of shares authorized under the 2005 Plan may be issued pursuant to full value awards that provide for vesting more rapidly than over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals, provided, however, that such limitations shall not preclude the acceleration of vesting of any such award upon death, disability, retirement, involuntary termination or a change in control, as determined by the Compensation Committee. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan establishes limits on the maximum aggregate number of shares for which awards may be granted to an employee in any fiscal year, as follows:

  Stock options and stock appreciation rights: no more than 1,250,000 shares.
  Stock awards and restricted stock unit awards, the grant or vesting of which is based upon the attainment of performance goals: no more than 750,000 shares.
  Performance share awards: no more than 750,000 shares for each full fiscal year contained in the performance period of the award.
  Performance unit awards: no more than $2,250,000 for each full fiscal year contained in the performance period of the award.

     Administration. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors or another committee of the Board of Directors appointed to administer the 2005 Plan, or, in the absence of such committee, by the Board. (For purposes of this summary, the term “Committee” refers to either such committee or the Board of Directors.) Subject to the provisions of the 2005 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee may delegate to one or more of its members or one or more officers of the Company the authority to grant awards under the 2005 Plan. The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director or officer against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

     Prohibition of Option and Stock Appreciation Right Repricing. The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

     Eligibility. Awards may be granted to employees, consultants and directors of the Company or any subsidiary or parent corporation. Incentive stock options may be granted only to employees. As of April 1, 2005, the Company had approximately 140 employees (including 3 executive officers), 15 consultants and 7 nonemployee directors who would be eligible to receive awards under the 2005 Plan.

     Stock Options. The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination of these. The Committee establishes the exercise prices of options, provided that each option must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, except that options granted pursuant to an assumption or substitution of another option in a manner that would qualify under Section 424(a) of the Internal Revenue Code may have exercise prices less than such minimum price. Any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent, by tender of shares of common stock owned by the participant having a fair market value not less than the exercise price, by means of a broker-assisted cashless exercise or by other consideration as approved by the Committee from time to time.

     Options will become vested and exercisable at such times and subject to such conditions and restrictions as may be specified by the Committee, including the attainment of one or more performance goals. The maximum term of an option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Options will remain exercisable for such period of time following a participant’s termination of service as determined by the Committee and provided in the participant’s award agreement, provided that in no case may an option be exercised after its expiration date.

     Incentive stock options are not transferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, nonstatutory stock options granted under the 2005 Plan may be assigned or transferred to the participant’s family members to the extent permitted by the Committee, in its discretion.

     Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

     Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee’s discretion, we may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. We may make the payment in a lump sum or we may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any stock appreciation right granted under the Plan is ten years.

     Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

     Stock Awards. The Committee may grant stock awards under the 2005 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Stock awards may be subject to vesting conditions based on service or the achievement of such performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Unless otherwise provided by the Committee, a participant will forfeit any shares of stock as to which vesting conditions have not been satisfied prior to the participant’s termination of service for any reason. Unless otherwise determined by the Committee, participants holding stock awards subject to vesting conditions will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

     Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Restricted stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of restricted stock units subject to the award on the date on which the units vest or another date specified by the Committee or elected by the participant and set forth in the award agreement. Alternatively, the Committee may provide for settlement of restricted stock units in cash for an amount equal to the fair market value of the shares otherwise issuable to the participant.

     Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and an initial monetary value as determined by the Committee. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

     Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the company and each subsidiary corporation consolidated with the company for financial reporting purposes, or such division or business unit of the company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; balance of cash, cash equivalents and marketable securities; market share; number of customers; customer satisfaction; product development; completion of a joint venture or other corporate transaction; completion of identified special project; and overall effectiveness of management.

     The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

     Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained by a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’ s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the company ’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

     Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

     Change in Control. In the event of a “change in control,” as such term is defined by the 2005 Plan, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue in effect any or all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed or continued in connection with a change in control will terminate effective as of the time of the change in control. In addition, the Committee may provide for the acceleration of vesting of any or all outstanding options or stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a change in control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share under the award. The Committee, in its discretion, may provide in the event of a change in control for the acceleration of vesting and/or settlement of any stock award, restricted stock unit award or performance award held by a participant upon such conditions and to such extent as determined by the Committee.

     Termination or Amendment. The 2005 Plan will continue in effect until its termination by the Committee, provided that all awards, shall be granted within 10 years from the effective date of its adoption upon approval by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, including, but not limited to, Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans.

Summary of U.S. Federal Income Tax Consequences

     The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

     In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

     Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

     Stock Awards. A participant acquiring stock by means of a stock purchase right or stock bonus generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

     Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the “determination date” (as defined above under “Stock Awards”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

     See “Proposal No. 2 – Approval to the Amendment of the SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan – Options Granted to Certain Persons.”

Required Vote and Board of Directors Recommendation

     Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors:

THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT AND RESTATEMENT OF THE 2004 PLAN AS THE 2005 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2004 STOCK OPTION PLAN AS THE 2005 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE
SCICLONE PHARMACEUTICALS, INC. 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan (the “Directors Plan”) to increase by 550,000 the maximum number of shares of Common Stock that may be issued under that Directors Plan. The Directors Plan is intended to assist the Company in attracting and retaining highly qualified individuals to serve as directors of the Company and to provide incentives directed toward increasing the value of the Company for its stockholders. As of April 1, 2005, only 235,000 shares remained available for the future grant of stock options under the Directors Plan. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the Directors Plan by 550,000 shares to a total of 1,015,000 shares. The Board of Directors believes that approval of this amendment is in the best interests of the Company and its stockholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain capable directors who are essential to the long-term success of the Company.

Summary of the Directors Plan

     The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

     General. The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company (the “Outside Directors”). It is intended to qualify as a “formula plan” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     Authorized Shares. The stockholders have previously authorized the issuance of a maximum of 465,000 shares of our Common Stock under the Directors Plan. The Board of Directors has amended the Directors Plan, subject to stockholder approval, to authorize an additional 550,000 shares for issuance upon the exercise of options granted under the Directors Plan, for an aggregate maximum of 1,015,000 shares. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms applicable to automatic grants of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to being exercised in full, the shares of Common Stock for which such option is not exercised will be returned to the Directors Plan and again become available for grant.

     Administration. The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a committee of the Board. (For the purposes of this discussion, the term “Board” refers to the Board of Directors or such committee.) The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan or to fix the terms of any such options. The Directors Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. The Board is authorized to interpret the Directors Plan and options granted under it, and any such interpretation by the Board will be binding.

     Eligibility. Only directors of the Company who are Outside Directors at the time of grant are eligible to participate in the Directors Plan. Currently, we have seven (7) Outside Directors.

     Automatic Grant of Options. Options will be granted automatically under the Directors Plan. Upon first being elected or appointed as an Outside Director, an individual will be granted an option (an “Initial Option”) for 50,000 shares of our Common Stock on the day of his or her initial election or appointment. On the day of each annual meeting of stockholders, each Outside Director who remains in office immediately following the meeting will be granted an option (an “Annual Option”) for 30,000 shares of Common Stock. Provided, however, that an Outside Director granted an Initial Option within the prior one year period immediately preceding the date of an annual meeting shall be granted an option to purchase that number of shares subject to an Annual Option multiplied by a fraction, the numerator of which is the number of full months which have lapsed since the date of appointment as an Outside Director and the denominator of which is twelve (12).

     Terms and Conditions of Options. Each option granted under the Directors Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option will be equal to the fair market value of a share of our Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of Common Stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

     Initial Options will become exercisable in three equal annual installments beginning on the first anniversary of the date of grant, and Annual Options will become exercisable in twelve equal monthly installments from the date of grant, subject in each case to the Outside Director’s continuous service on our Board of Directors. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option will remain exercisable for 10 years after grant. An option may be exercised only by the optionee during his or her lifetime and may not be transferred or assigned, except by will or the laws of descent and distribution.

     Change in Control. The Plan defines a “Change in Control” of the Company as any of the following events upon which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of our voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of our voting securities, its successor or the corporation to which our assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; (iii) the sale, exchange or transfer of all or substantially all of our assets; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof may either assume or substitute new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, replaced or exercised prior to the Change in Control, they will terminate.

     Termination or Amendment. Unless earlier terminated by the Board, the Directors Plan will terminate when all of the shares available for issuance under the Directors Plan have been issued. The Directors Plan may be terminated or amended by the Board at any time, except that any amendment will be subject to stockholder approval if it would increase the total number of shares of Common Stock reserved for issuance thereunder, would expand the class of persons eligible to receive options or a change in the amount, timing or exercise price formula of the automatic grant of options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Options Granted and to be Granted to Certain Persons.

     The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the Directors Plan since its inception are as follows: (i) Dean S. Woodman, 30,000 shares; (ii) Jere E. Goyan, Ph.D, 30,000 shares; (iii), John D. Baxter, M.D. 30,000 shares; (iv) Edwin C. Cadman, M.D., 30,000 shares; (v) Rolf H. Henel, 30,000 shares; (vi) Richard J. Hawkins, 50,000 shares; (vii) Jon S. Saxe, 30,000 shares; and (viii) all current directors who are not executive officers as a group, an aggregate of 230,000 shares. No other persons are eligible to receive options under the Directors Plan.

     The table below sets forth the grants of stock options that will be received under the Directors Plan during the fiscal year ending December 31, 2005 by certain individuals and groups. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only nonemployee directors are eligible to participate in the Directors Plan.

Plan Benefits

Name and Position	Shares

Ira D. Lawrence, M.D., President and Chief Executive Officer	0
Alfred R. Rudolph, M.D., Chief Operating Officer	0
Richard A. Waldron, Chief Financial Officer	0
Hans P. Schmid, Managing Director, SciClone Pharmaceuticals International, Ltd.	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (the following 5 Persons)	135,000
• Dean S. Woodman
• John D. Baxter, M.D
• Richard J. Hawkins
• Rolf H. Henel
• Jon S. Saxe
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

Summary of U.S. Federal Income Tax Consequences.

     All options granted under the Directors Plan will be nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Code. For a summary of the United States federal income tax consequences of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under “PROPOSAL NO. 2. APPROVAL OF THE AMENDMENT TO THE SCICLONE PHARMACEUTICALS, INC. 2004 STOCK OPTION PLAN—Summary of U.S. Federal Income Tax Consequences.”

Required Vote

     Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

Recommendation of the Board of Directors:

THE BOARD BELIEVES THAT THE AMENDMENT OF THE DIRECTORS PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE DIRECTORS PLAN.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

     Ernst & Young LLP has served as the Company’s independent auditors since 1991 and has been appointed by the Board to continue as the Company’s independent auditors for the fiscal year ending December 31, 2005. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees

     The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by the Company’s principal accounting firm, Ernst & Young LLP:

	2004	2003
Audit Fees (1)	$761,584	$392,250
Audit-Related Fees	$9,600	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$771,184	$392,250

(1)	The increase in audit fees in 2004 as compared to 2003 is primarily related to attestation services relating to the report on the Company's internal control as specified in Section 404 of the Sarbanes-Oxley Act.

     The Audit Committee’s policy requires the Audit Committee to approve in advance the engagement of the independent auditor and the fees and other terms of any such engagement for all audit services and non-audit services. Pre-approval is provided for in the Audit Committee’s charter if the Committee establishes policies and procedures therefore and (i) any pre-approval is detailed as to the particular service or category of services and (ii) the independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with such pre-approval. During fiscal 2004, 1% of Audit-Related Fees of All Other Fees were approved by the Audit Committee after services had been rendered pursuant to the de minimis exception established by the Securities and Exchange Commission.

Required Vote

     Stockholder ratification of the selection of Ernst & Young LLP as independent auditors is not required by our bylaws or otherwise. The Board of Directors, however, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Recommendation of the Board of Directors:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of shares of the Company’s Common Stock as of April 1, 2005 by:

  all those known by the Company to be beneficial owners of more than 5% of its Common Stock;
  the Chief Executive Officer of the Company through July 14, 2004, the individuals acting in the capacity of Office of the President since July 14, 2004 and the most highly-compensated executive officers of the Company as of December 31, 2004 whose total salary and bonus for the fiscal year ended December 31, 2004 exceeded $100,000 for services in all capacities to the Company (collectively, the Named Executive Officers);
  each director of the Company; and
  all directors and executive officers of the Company as a group.

     The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by Mellon Investor Services LLC as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 44,768,701 shares outstanding on April 1, 2005. Unless otherwise indicated below, the address for the persons and entities listed below is the Company’s address at 901 Mariner’s Island Boulevard, San Mateo, California 94404.

	Shares Beneficially Owned[1]

Name	Number	Percent

Sigma-Tau and Affiliates [2]	5,128,354	11.5%
c/o Sigma-Tau Finance S.A
13, Boulevard du Prince Henri
L-1724, Luxembourg
Barclays Global Investors, N.A	2,753,802	6.2%
45 Fremont Street
San Francisco, CA 94105
Alfred R. Rudolph, M.D. [3]	844,961	1.9%
Richard A. Waldron [4]	439,250	*
Hans P. Schmid [5]	192,237	*
Dean S. Woodman [6]	125,000	*
Jere E. Goyan, Ph.D. [7]	142,500	*
John D. Baxter, M.D. [8]	519,492	1.2%
Edwin C. Cadman, M.D. [9]	151,000	*
Richard J. Hawkins [10]	0	*
Rolf H. Henel [11]	155,000	*
Jon S. Saxe [12]	105,000	*
Donald R. Sellers [13]	1,657,622	3.7%
All directors and executive officers as a group (10 persons) [14]	4,332,062	9.7%

*	Less than 1%.

[1]	Except pursuant to applicable community property laws, the Company believes the persons named in the table have sole voting and investment power with respect to all shares. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

[2]	Includes 13,645 put options to acquire 1,364,500 shares of stock and 11,530 call option to acquire 1,153,000 shares of stock.

[3]	Includes 545,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[4]	Includes 406,333 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[5]	Includes 155,958 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[6]	Includes 105,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[7]	Consists of 142,500 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[8]	Consists of 369,492 shares held by John D. Baxter and Ethelene D. Baxter as Trustees, FBO The Baxter Family Revocable Trust UDT 11/8/95 and 150,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[9]	Includes 150,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[10]	Mr. Hawkins was granted options to purchase 50,000 shares on October 29, 2004. Pursuant to the terms of the 2004 Outside Directors Stock Option Plan, these options do not become partially exercisable until October 29, 2005.

[11]	Includes 145,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[12]	Consists of 105,000 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

[13]	On July 14, 2004, Donald Sellers resigned as President and CEO of the Company. Includes 1,558,954 shares issuable pursuant to options exercisable within 60 days of April 1, 2005, of which 60,000 expired on April 18, 2005.

[14]	Includes 3,463,745 shares issuable pursuant to options exercisable within 60 days of April 1, 2005.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

     The following table sets forth certain information concerning compensation of the Named Executive Officers for each of the past three fiscal years, where applicable.

	Annual Compensation						Long Term Compensation

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(3)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)

Donald R. Sellers*	2004	319,547	(2)	130,822	27,102	(4)	110,000	13,238	(5)
Former President and Chief Executive Office	2003	432,000		216,000	54,204	(4)	105,000	17,440	(5)
SciClone Pharmaceuticals, Inc.;	2002	432,000		176,000	54,204	(4)	100,000	9,866	(5)
Managing Director, SciClone Pharmaceuticals
International Ltd.

Alfred R. Rudolph, M.D.*	2004	295,146		110,000	18,000	(6)	125,000	10,183	(7)
Chief Operating Officer and	2003	234,600		93,500	36,000	(6)	75,000	9,183	(7)
Member, Office of the President	2002	225,600		81,000	36,000	(6)	65,000	8,183	(7)

Richard A. Waldron*	2004	288,680		100,000	0		130,000	7,880	(8)
Chief Financial Officer and	2003	237,600		110,000	0		75,000	8,380	(8)
Member, Office of the President	2002	225,600		76,000	0		65,000	6,194	(8)

Hans P. Schmid	2004	238,741		90,000	0		55,000	8,874	(9)
Managing Director, SciClone	2003	207,600		72,666	0		40,000	7,621	(9)
Pharmaceuticals International Ltd.

(*)	On July 14, 2004 Donald Sellers resigned as President and CEO of the Company and the Company appointed Alfred R. Rudolph, M.D., Chief Operating Officer, and Richard A. Waldron, Chief Financial Officer, to fill an office created by the Company, called the Office of the President, to guide the Company and share the duties of the CEO of the Company. As a result of their expanded role, Dr. Rudolph received an increase to his annual base salary to $335,000, among other incentives, and Mr. Waldron received an increase to his annual base salary to $310,000, among other incentives. See “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

(1)	Includes amounts deferred under the Company’s 401(k) plan.

(2)	Includes $48,714 in compensation for paid time off (PTO).

(3)	Reflects bonuses earned for performance in the year indicated, although bonuses are generally paid in the year following performance.

(4)	Consists of cost-of-living assistance payments and car allowance payments in 2004, 2003 and 2002.

(5)	Consists of matching contributions under the Company’s 401(k) plan ($8,000 in 2004, $7,000 in 2003, and $6,000 in 2002), life insurance premiums ($2,310 in 2004, $10,440 in 2003, and $3,866 in 2002), laptop computer ($2,328 in 2004), and consulting fee ($600 in 2004).

(6)	Consists of cost-of-living assistance payments.

(7)	Consists of matching contributions under the Company’s 401(k) plan ($8,000 in 2004, $7,000 in 2003 and $6,000 in 2002) and life insurance premiums ($2,183 in 2004, $2,183 in 2003 and $2,183 in 2002).

(8)	Consists of matching contributions under the Company’s 401(k) plan ($6,500 in 2004, $7,000 in 2003 and $5,500 in 2002) and life insurance premiums ($1,380 in 2004, $1,380 in 2003 and $694 in 2002).

(9)	Consists of matching contributions under the Company’s 401(k) plan ($8,000 in 2004 and $7,000 in 2003) and life insurance premiums ($874 in 2004 and $621 in 2003).

Option Grants in Fiscal 2004

     The following table provides the specified information concerning grants of options to purchase the Company’s Common Stock made during the fiscal year ended December 31, 2004 to the Named Executive Officers:

	Individual Grants

Name	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees in Fiscal Year(3)	Exercise or Base Price Per Share ($/Sh)(4)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(5)

						5%($)	10%($)

Alfred R. Rudolph, M.D	30,000		2.14%	5.65	03/19/2014	$106,598	$270,139
	45,000		3.21%	5.00	06/01/2014	$141,501	$358,592
	50,000		3.57%	3.68	09/10/2014	$115,717	$293,249

Richard A Waldron	32,000		2.28%	5.65	03/19/2014	$113,704	$288,149
	48,000		3.42%	5.00	06/01/2014	$150,935	$382,498
	50,000		3.57%	3.68	09/10/2014	$115,717	$293,249

Hans P. Schmid	18,000		1.28%	5.65	03/19/2014	$63,959	$162,084
	27,000		1.93%	5.00	06/01/2014	$84,901	$215,155
	10,000		0.71%	3.77	09/15/2014	$23,709	$60,084

Donald R. Sellers*	44,000	(2)	3.14%	5.65	07/14/2006	$156,343	$396,204
	66,000	(2)	4.71%	5.00	07/14/2006	$207,535	$525,935

(*)	On July 14, 2004 Donald Sellers resigned as President and CEO of the Company and the Company appointed Alfred R. Rudolph, M.D., Chief Operating Officer, and Richard A. Waldron, Chief Financial Officer, to fill an office created by the Company, called the Office of the President, to guide the Company and share the duties of the CEO of the Company. See “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

(1)	The options vest with respect to 25% of the shares one year from the date of grant; thereafter, the remaining shares vest ratably on a monthly basis over three years. The options become fully exercisable without regard to vesting under certain conditions if the Company is not the surviving corporation in any merger or consolidation. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment. Under the Company’s 1991 Stock Plan, 1992 Stock Plan and 1995 Equity Incentive Plan, the Board retains the discretion to modify the terms, including the price(s) of outstanding options. For additional information, see “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

(2)	These options vested upon Mr. Sellers’ resignation. See “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

(3)	Based on a total of 1,402,000 shares issuable upon exercise of options granted to all employees during fiscal 2004.

(4)	All options were granted at an exercise price equal to the fair market value of the Company’s stock on March 19, 2004, June 1, 2004, September 10, 2004 and September 15, 2004, respectively.

(5)	The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee’s continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to stock options held by the Named Executive Officers as of December 31, 2004, and the value of in-the-money stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2004. There were no options exercised by the Named Executive Officers in 2004.

	SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED ($)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR END		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FISCAL YEAR END(1)

			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Alfred R. Rudolph, M.D	0	$0	495,625	184,375	$280,196	$844
Richard A. Waldron	0	$0	342,813	202,187	$3,302	$998
Hans P. Schmid	0	$0	126,250	98,750	N/A(2)	N/A(2)
Donald R. Sellers *	0	$0	1,615,454	0	$1,232,626	N/A(3)

(*)	Resigned on July 14, 2004. See “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

(1)	Based on the $3.70 per share closing price of the Company’s Common Stock as quoted on the NASDAQ National Market on December 31, 2004, less the aggregate exercise price.

(2)	Mr. Schmid did not have any exercisable or unexercisable in-the-money options as of December 31, 2004.

(3)	Mr. Sellers did not have any unexercisable in-the-money options as of December 31, 2004.

     No compensation was paid pursuant to a long-term incentive plan, as defined in Item 402(a)(7)(iii) of Regulation S-K, during fiscal 2004 to any Named Executive Officer. The Company does not have any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or average final compensation and years of service with any of the Named Executive Officers.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     The Company entered into an employment agreement with Mr. Sellers in February 1996 for a term of one year. Since the expiration of the initial term, the employment agreement was regularly amended to extend the term of Mr. Sellers’ employment and to provide for a salary increase. Effective November 30, 2003, the Company and Mr. Sellers entered into a Fifth Amendment to Employment Agreement extending the employment agreement until November 30, 2004. Under the Fifth Amendment to Employment Agreement, Mr. Sellers’ base salary for fiscal year 2004 was set at $500,000 with a cash bonus of up to 50% of base salary upon full achievement of specified goals agreed upon by the Company and Mr. Sellers. In addition, the Amendment provides for continued payment of cost-of-living assistance that Mr. Sellers has received since 1997, fixed at the 1997 rate. The agreement provides that if Mr. Sellers’ employment relationship with the Company is terminated by the Company without cause or as a result of a material diminution of Mr. Sellers’ duties and responsibilities by the Company or as a result of Mr. Sellers’ death or disability, the Company is required to (1) pay Mr. Sellers a severance payment in one lump sum equal to two years of his then-current base salary and cost-of-living assistance, one year of Mr. Sellers’ annual car allowance and a cash incentive as if Mr. Sellers had continued employment through the end of the calendar year, pro-rated for the portion of the year prior to termination, (2) continue Mr. Sellers’ health-related benefits for a period of two years, (3) accelerate the vesting of all of Mr. Sellers’ outstanding stock options so they become fully vested, and (4) extend the exercise period of such options for one year, for stock options granted to Mr. Sellers prior to November 30, 2003, and for two years for stock options granted to Mr. Sellers subsequent to November 30, 2003, but not beyond the original terms of such options.

     In July 2004, the Company entered into an Agreement Regarding Consulting, Resignation and General Release of Claims with Donald R. Sellers, former president and Chief Executive Officer of the Company. Pursuant to the agreement, (a) Mr. Sellers resigned as an employee and director of the Company effective July 14, 2004, (b) the Company paid Mr. Sellers a lump sum of $130,822, representing normal compensation and accumulated PTO through his resignation date, plus a cash bonus equal to a prorata portion of his target bonus for 2004, (c) the Company is obligated to pay Mr. Sellers retainers of $554,204 on both January 5, 2005 and January 5, 2006, and a sum of $2,000 per day or $300 per hour for additional consulting services provided by Mr. Sellers, (d) the Company extended certain health coverage to Mr. Sellers after his resignation date, (e) all of Mr. Sellers’ outstanding stock options became immediately vested, (f) the exercise period for certain of Mr. Sellers’ stock options was acknowledged to be one year from his resignation for options granted prior to November 30, 2003 and two years from resignation for options granted thereafter and (g) the Company and Mr. Sellers entered into a mutual release of claims.

     The Company entered into an offer letter regarding Dr. Rudolph’s employment in April 1997. The offer letter provided for Dr. Rudolph to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive was targeted at 40%, and can range from 0% to 150% of Dr. Rudolph’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. The Company also agreed to defray $30,000 per year of Dr. Rudolph’s housing expenses from 1997 to 1999, provided Dr. Rudolph is employed by the Company during such three-year period. The defrayal of housing expenses was increased to $36,000 in 2000 and was extended to December 2004. On September 10, 2004, in connection with additional services that Dr. Rudolph would provide in the Office of the President, the Company entered into an Employment Agreement with Dr. Rudolph that amended and superceded the offer letter. The agreement increased Dr. Rudolph’s annual base salary to $335,000, included an additional bonus of $50,000 payable in 2005 under certain conditions, and the grant of an option to purchase 50,000 shares of Common Stock, vesting monthly over 2 years. The housing allowance was eliminated. In addition, under the agreement, in the event the Company terminates Dr. Rudolph’s employment without cause, then (i) the Company is required to pay Dr. Rudolph a severance payment at his final base salary rate, in accordance with the Company’s normal payroll policies, for 12 months following such termination (as well as certain bonuses, if not yet paid, and two years of health benefits), and (ii) if terminated before July 14, 2006, then all of Dr. Rudolph’s unvested options will immediately vest, and the exercise period of such options will be extended to eighteen months after termination.

     The Company entered into an offer letter regarding Mr. Waldron’s employment in March 2001. The offer letter provided for Mr. Waldron to receive a monthly base salary of $18,000 and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive was targeted at 30%, and can range from 0% to 150% of Mr. Waldron’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. On September 10, 2004, in connection with additional services that Mr. Waldron would provide in the Office of the President, the Company entered into an Employment Agreement with Mr. Waldron that amended and superceded the offer letter. The agreement increased Mr. Waldron’s annual base salary to $310,000, included an additional bonus of $50,000 payable in 2005 under certain conditions, and the grant of an option to purchase 50,000 shares of Common Stock, vesting monthly over 2 years. In addition, under the agreement, in the event the Company terminates Mr. Waldron’s employment without cause, then (i) the Company is required to pay Mr. Waldron a severance payment at his final base salary rate, in accordance with the Company’s normal payroll policies, for 12 months following such termination (as well as certain bonuses, if not yet paid, and two years of health benefits), and (ii) if terminated before July 14, 2006, then all of Mr. Waldron’s unvested options will immediately vest, and the exercise period of such options will be extended to eighteen months after termination.

     The Company entered into an offer letter regarding Mr. Schmid’s employment in May 2001. The offer letter provided for Mr. Schmid to receive an initial monthly base salary and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company’s executives. The annual cash incentive is targeted at 30%, and can range from 0% to 150%, of Mr. Schmid’s targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Mr. Schmid’s actual salary and bonuses are determined pursuant to the Company’s compensation process. In the event the Company terminates Mr. Schmid’s employment without cause, the Company is required to pay Mr. Schmid a severance payment in accordance with the Company’s normal payroll policies equal to one month, up to a maximum of six months, of his then current salary for every two months he is employed by the Company.

     In November 1999, the Company entered into a Change-in-Control Agreement with Dr. Rudolph, the Company’s Chief Operating Officer. In April 2001, the Company entered into a Change-in-Control Agreement with Mr. Waldron, the Company’s Chief Financial Officer, and in April 2003, the Company entered into a Change-in-Control Agreement with Mr. Schmid, the Company’s Managing Director for SciClone Pharmaceuticals International Ltd. These agreements provide that if the executive officer is involuntarily terminated within one year following a change of control (as defined in such agreement) of the Company, such executive officer will be entitled to severance pay equal to one hundred percent (100%) of his annual base salary as in effect at the term of such termination, and the immediate vesting of all unvested options. If the executive officer voluntarily resigns or is terminated for cause, the executive officer will not be entitled to any severance payment or acceleration of vesting of his unvested options.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is composed of Edwin C. Cadman, Jere E. Goyan and John D. Baxter. No interlocking relationships exist between any member of the Company’s Compensation Committee and any member of any other company’s board of directors or compensation committee.

Certain Relationships and Related Transactions

     Since January 2004, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company and members of such person’s immediate family had or will have a direct or indirect material interest, other than (1) the transactions described in EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS and (2) transactions with Sigma-Tau.

     Our European marketing and development partner, Sigma-Tau, held 11.5% of our stock as of April 1, 2005. Sigma-Tau is conducting trials in Europe for the treatment of HCV and malignant melanoma in Europe and we have various licensing and development obligations to them. In 2004, we amended our existing agreement with Sigma-Tau to provide for Sigma-Tau to undertake the current HCV trial in Europe in exchange for our agreement to provide approximately $2,500,000 in funding and other assistance for the trial. Further information on our relationship with Sigma-Tau is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company’s review of the forms furnished to it and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock were complied with during the fiscal year 2004.

EQUITY COMPENSATION PLAN INFORMATION

     As of December 31, 2004, the Company maintained five compensation plans that provide for the issuance of common stock to officers and other employees, directors and consultants. These consist of the 1991 Stock Plan, the 1992 Stock Plan, the 1995 Equity Incentive Plan, the 1995 Nonemployee Director Stock Option Plan, the 1996 Employee Stock Purchase Plan, the 2004 Employee Stock Purchase Plan and the 2004 Outside Directors Stock Option Plan, which plans have all been approved by the Company’s stockholders. The Company does not currently maintain any compensation plans that have not been approved by the Company’s stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2004(1):

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
1991 Stock Plan	1,257,070	$4.6982	–
1992 Stock Plan	81,500	$5.3126	–
1995 Equity Incentive Plan	4,479,543	$4.8650	22,423
1995 Nonemployee Director Stock Option Plan	577,500	$6.6239	–
1996 Employee Stock Purchase Plan	0	0	385,086	(2)
2004 Stock Option Plan	81,000	$3.8586	2,419,000
2004 Outside Directors Stock Option Plan	230,000	$5.0822	235,000

Total	6,706,613	$4.9859	3,061,509

(1) In addition, in order to provide a more recent accounting of our plans, as of April 1, 2005 there were 7,366,638 shares outstanding with a weighted average exercise of $4.8222 and a weighted average term of 6.09 years. In addition, there were 1,768,000 shares available for future grant, which excludes shares available for purchase under the 1996 Employee Stock Purchase Plan (“ESPP”).

(2) The ESPP is a voluntary plan open to all employees. This plan allows employees to elect payroll deductions which are used to purchase SciClone’s common stock directly from the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is comprised of non-employee directors. Dr. Cadman and Dr. Goyan served as members of the Compensation Committee during the entirety of fiscal 2004 and, in December 2004, the Board of Directors appointed Dr. Baxter as an additional member to the Committee. The Compensation Committee is responsible for establishing and administering the Company’s policies governing annual compensation of the executive officers, as well as compensation of the Board of Directors. The Compensation Committee reviews the performance and compensation levels for executive officers and approves base salary, annual cash incentives and long-term equity incentives for the Chief Executive Officer (CEO) and other executive officers. The Compensation Committee annually develops performance objectives for the CEO and evaluates the performance of the CEO in light of those objectives. The Compensation Committee and the Board of Directors periodically review and revise the charter, a copy of which is available on the Company’s website at www.sciclone.com.

Compensation Policy

     The overall objectives of the Company’s compensation policy are as follows: to (i) attract and retain executives of outstanding ability and potential; (ii) motivate these individuals to achieve corporate goals to enhance long-term stockholder value; (iii) link executive compensation and stockholder interests; and (iv) provide a compensation package that recognizes individual contributions as well as overall corporate results and is competitive with specialty pharmaceutical and biotechnology companies with which the Company competes for talent.

     In the specialty pharmaceutical and biotechnology industries, traditional measures of corporate performance, such as earnings per share and sales growth, may not apply in reviewing the performance of executive officers. At the Company’s current stage of development, in evaluating and determining the compensation of the Company’s CEO and other executive officers, the Compensation Committee looks to other performance criteria, such as progress of the Company’s clinical and regulatory programs and commercialization and development activities, management of expenses, and the Company’s success in securing capital resources that are necessary for the Company to complete clinical, regulatory and commercialization programs and achieve product revenues. As a result, in many instances the Compensation Committee must make a subjective assessment of qualitative factors in assessing corporate performance. The Compensation Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather it considers a mix of factors and evaluates the CEO’s and each individual executive officer’s performance against that mix.

     Compensation for individual executive officers is targeted to be comparable to compensation packages paid to executives of other similar biotechnology companies of comparable or larger size with which the Company competes for talent. The Compensation Committee reviews from time to time independent survey data regarding compensation and benefits in the biopharmaceutical industry as well as compensation and benefits in a comparative group of publicly-held pharmaceutical, specialty pharmaceutical and biotechnology companies that represent a number of the Company’s most direct competitors for executive talent. The companies selected for comparison are similar biotechnology firms with market capitalizations comparable to or larger than the Company’s, several of which companies are included in the NASDAQ Pharmaceutical/Biotechnology Index used in the Stock Performance Graph contained herein. The Committee may also take into consideration compensation paid by multi-national pharmaceutical companies that are often the source of appropriate management talent. The Compensation Committee believes that inclusion of companies with larger market capitalizations is necessary because the talent pool from which the Company recruits is composed largely of executives employed by such companies.

     The Compensation Committee also reviews the terms of executive employment agreements. During 2004, the Committee reviewed and approved the terms of the executive employment and termination agreements described under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

     The key elements of the Company’s executive compensation program consist of base salary, annual cash incentives and long-term equity incentives.

Base Salary

     Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the base salaries paid by companies generally in the comparative group described above. The Compensation Committee initially sets base salaries in the mid to upper range of base salaries at other companies in such comparative group. In certain cases, minimum base salaries are established for certain periods by employment agreements between the Company and its executive officers. Using this general guideline, the Compensation Committee then considers other factors such as the individual’s contribution to achievement of corporate goals, the attainment of specific individual objectives and the assumption of new responsibilities. From year to year, the relative weight of the individual factors may differ from officer to officer, and can be expected to change over time in response to the Company’s development and the evolution of the biopharmaceutical industry.

Annual Cash Incentives

     The Company’s annual cash incentives account for a significant percentage of each executive officer’s potential compensation. The Compensation Committee establishes annual cash incentive targets for executive officers based upon cash incentive programs of biopharmaceutical companies generally and companies in the comparative group described above. The Compensation Committee generally sets such targets in the mid range of cash incentives paid by other companies in such comparative group. The actual cash incentive award earned depends upon the attainment of corporate performance goals established for the year by the Compensation Committee as well as the attainment of individual performance objectives. Cash incentive awards are typically paid in the year following the year for which performance is evaluated. Corporate performance goals for 2004 were: (i) identify and execute a strategy to expand SciClone; (ii) stage SCV-07 for an IND filing; (iii) maintain and develop Zadaxin, focusing on US phase 3 trials, and (iv) maintain and develop SPIL markets. At year-end, the Compensation Committee reviewed the original plans and goals. The Compensation Committee determined that bonus recommendations with respect to Dr. Rudolph and Mr. Waldron should be made primarily in light of their assuming the roles of Office of the President, the additional responsibilities they assumed in connection therewith, and their performance in such roles, as well as with respect to the Corporate performance goals. Based thereon, the Committee made bonus recommendations to the Board of $110,000 and $100,000 for Dr. Rudolph and Mr. Waldron, respectively. The independent members of the Board of Directors approved these recommendations. In addition, for serving as the Office of the President, each of Dr. Rudolph and Mr. Waldron received a bonus of $50,000 in January 2005 pursuant to their employment agreements. For performance in 2004, all of the executive officers of the Company received cash bonuses which represented between 35% and 40% of each executive officer’s base salary.

Long-Term Equity Incentives

     The Company’s long-term equity incentives for executive officers currently consist of the Company’s 1991 Stock Plan, the Company’s 1995 Equity Incentive Plan and 2004 Stock Option Plan (collectively, the “Equity Plans”), pursuant to which the Company grants options and other rights to purchase shares of its Common Stock. The Company can no longer grant options under the 1991 Stock Plan, 1992 Stock Plans and 1995 Equity Incentive Plan, but the options outstanding under these plans are still exercisable. The objective of each of the Equity Plans is to advance the long-term interests of the Company and its stockholders and to complement incentives tied to annual performance. Stock options granted under the Equity Plans generally vest over a four-year period, providing incentive to create value for the Company’s stockholders over the long term since the full benefit of the compensation package cannot be realized unless the employee remains with the Company and stock price appreciation occurs over a number of years. The Compensation Committee has typically granted options to employees upon commencement of employment and has occasionally granted additional options following a significant change in job responsibility, scope or title or a particularly noteworthy corporate or individual achievement. During 2004, certain executive officers and employees were granted stock options based on their individual contribution to achievement of corporate performance goals. In addition, Dr. Rudolph and Mr. Waldron were awarded options vesting over 2 years in recognition of their additional responsibilities in the roles of Office of the President.

CEO Compensation

     Mr. Sellers resigned as Chief Executive Officer on July 14, 2004. For 2004, Mr. Sellers’ annual base salary was increased to $500,000. In determining Mr. Sellers’ base salary, the Compensation Committee considered Mr. Sellers’ 2003 compensation, his expected role with the Company, the scope of the Company’s operations, and relevant survey data with respect to compensation levels at similar companies, as well as the Company’s accomplishments in 2003 and expected expansion of operations in 2004. With respect to Mr. Sellers’ cash incentive, the Committee noted that Mr. Sellers’ 2004 goals were achieved or exceeded. Therefore, the Compensation Committee recommended the award to Mr. Sellers of a cash incentive for his performance in 2003, paid in 2004, resulting in a bonus equal to 50% of his base salary. The stock option grants to Mr. Sellers in 2004, as in past years, were made with a view to the stock he already held and his achievement of certain objectives. The Board approved these recommendations. During 2004, Dr. Rudolph and Mr. Waldron assumed the role of Office of the President, and the Compensation Committee and the full Board, all of whom were independent at the time, reviewed and approved the compensation arrangements made in connection with their assuming such roles. The primary considerations in reviewing such compensation were the increased responsibilities of the officers in such role, and the importance of retaining the officers. For additional information regarding CEO compensation, Mr. Sellers’ resignation, and the compensation of Dr. Rudolph and Mr. Waldron see “EXECUTIVE COMPENSATION AND OTHER MATTERS – Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

Special Deduction Limit

     The Compensation Committee has considered the impact of Section 162(m) of the Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the performance-based exception to the general rule. Income resulting from options granted under the 1995 Equity Incentive Plan and 2004 Plan should qualify as an exception. The Compensation Committee does not believe that other components of the Company’s compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying this compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Respectfully submitted by the Compensation Committee, Edwin C. Cadman, John D. Baxter and Jere E. Goyan

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Ernst & Young LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

     The Audit Committee consists of four directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The NASDAQ Stock Market. The Audit Committee held seven meetings during fiscal 2004. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. This charter is available on the Company’s website at www.sciclone.com. The Audit Committee reviews and reassesses at least annually the adequacy of the Charter.

     The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, for preparing the Company’s financial statements and for the public reporting process. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, Ernst & Young LLP expresses its own opinion on the effectiveness of the Company’s internal control over financial reporting.

     In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has met with Ernst & Young LLP, with and without management present, to discuss the overall scope of Ernst & Young LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting. The Audit Committee meets with the outside auditors each quarter, and typically meets with them independently each quarter.

     The Audit Committee has also received from Ernst & Young LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence and, having been informed that no such relationships exist between Ernst & Young LLP and the Company, satisfied itself as to the auditors’ independence. In evaluating the auditors’ independence, the Audit Committee noted that Ernst & Young LLP did not provide any consulting services to the Company.

     The Audit Committee requires that all audit and permissible non-audit services be submitted to it for review and approval in advance.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Respectfully submitted by the Audit Committee,

Dean S. Woodman, Richard J. Hawkins, Rolf H. Henel and Jon S. Saxe

STOCK PERFORMANCE GRAPH

     The following line graph compares the annual percentage change in (i) the cumulative total stockholder return on the Company’s Common Stock since December 31, 1999, with (ii) the cumulative total return on (a) The Stock Market (U.S. and Foreign Companies) and (b) the NASDAQ Pharmaceutical/ Biotechnology Index. The comparison assumes (i) an investment of $100 on December 31, 1999 in each of the foregoing indices and (ii) reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

	12/1999	12/2000	12/2001	12/2002	12/2003	12/2004
SciClone Pharmaceuticals, Inc.	100.0	65.3	49.0	51.9	110.7	60.4
NASDAQ U.S. Index	100.0	60.3	47.8	33.1	49.4	53.8
NASDAQ Pharmaceutical Stocks Index	100.0	124.7	106.3	68.7	100.7	107.2

YEAR 2006 STOCKHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its stockholders. Under the Company’s Bylaws, in order for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Company’s principal executive offices not less than 120 calendar days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     Proposals of stockholders intended to be presented at the Company’s 2006 Annual Meeting of Stockholders must be received by Richard A. Waldron, SciClone Pharmaceuticals, Inc., 901 Mariner’s Island Boulevard, San Mateo, California 94404, no later than January 10, 2006, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s proxy statement for the meeting.

OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

     It is important that the proxies be voted promptly and that your shares be represented. Please vote your shares at your earliest convenience by phone, via the internet or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors

/s/ RICHARD A. WALDRON

RICHARD A. WALDRON
Chief Financial Officer and Secretary

San Mateo, California
May 10, 2005

APPENDIX A

SCICLONE PHARMACEUTICALS, INC.

Proxy for the Annual Meeting of Stockholders

To be held on June 7, 2005

Solicited by the Board of Directors

     The undersigned hereby appoints Ira D. Lawrence, M.D. and Richard A. Waldron, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza Hotel, at 1221 Chess Drive, Foster City, California 94404 on Tuesday, June 7, 2005, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s 2004 Annual Report to Stockholders.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

☐	Please mark votes as in this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE THIS PROXY SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1.	To elect the following six (6) directors of the Company:

	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

	Dean S. Woodman John D. Baxter, M.D. Richard J. Hawkins		Rolf H. Henel Ira D. Lawrence, M.D. Jon S. Saxe

2.	To approve an amendment to the Company’s 2004 Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment and restatement of the Company’s 2004 Stock Option Plan as the 2005 Equity Incentive Plan.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve an amendment to the Company’s 2004 Outside Directors Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 2005.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here exactly as your name(s) appears on your stock certificate. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. Please date the proxy.	Signature:________________________ Date: _________ Signature:________________________ Date: _________

APPENDIX B

SciClone Pharmaceuticals, Inc.
2005 Equity Incentive Plan

	7.5	Deemed Exercise of SARs	17
	7.6	Effect of Termination of Service	17
	7.7	Nontransferability of SARs	17

8.	Stock Awards		17
	8.1	Types of Stock Awards Authorized	17
	8.2	Purchase Price	18
	8.3	Purchase Period	18
	8.4	Payment of Purchase Price	18
	8.5	Vesting and Restrictions on Transfer	18
	8.6	Voting Rights; Dividends and Distributions	18
	8.7	Effect of Termination of Service	19
	8.8	Nontransferability of Stock Award Rights	19

9.	Restricted Stock Unit Awards		19
	9.1	Grant of Restricted Stock Unit Awards	19
	9.2	Purchase Price	19
	9.3	Vesting	20
	9.4	Voting Rights, Dividend Equivalent Rights and Distributions	20
	9.5	Effect of Termination of Service	20
	9.6	Settlement of Restricted Stock Unit Awards	20
	9.7	Nontransferability of Restricted Stock Unit Awards	21

10.	Performance Awards		21
	10.1	Types of Performance Awards Authorized	21
	10.2	Initial Value of Performance Shares and Performance Units	21
	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	21
	10.4	Measurement of Performance Goals	22
	10.5	Settlement of Performance Awards	24
	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	25
	10.7	Effect of Termination of Service	26
	10.8	Nontransferability of Performance Awards	26

11.	Standard Forms of Award Agreement		26
	11.1	Award Agreements	26
	11.2	Authority to Vary Terms	26

12.	Change in Control		26
	12.1	Effect of Change in Control on Options and SARs	26
	12.2	Effect of Change in Control on Stock Awards, Restricted Stock Unit Awards and Performance Awards	27

13.	Compliance with Securities Law		27

14.	Tax Withholding		28
	14.1	Tax Withholding in General	28
	14.2	Withholding in Shares	28

15.	Amendment or Termination of Plan.		28

16.	Compliance with Section 409A		29
	16.1	Awards Subject to Section 409A	29
	16.2	Deferral and/or Distribution Elections	29
	16.3	Subsequent Elections	30
	16.4	Distributions Pursuant to Deferral Elections	30
	16.5	Unforeseeable Emergency	31
	16.6	Disabled	31
	16.7	Death	31
	16.8	No Acceleration of Distributions	32

17.	Miscellaneous Provisions		32
	17.1	Repurchase Rights	32
	17.2	Forfeiture Events	32
	17.3	Provision of Information	32
	17.4	Rights as Employee, Consultant or Director	33
	17.5	Rights as a Stockholder	33
	17.6	Delivery of Title to Shares	33
	17.7	Fractional Shares	33
	17.8	Retirement and Welfare Plans	33
	17.9	Beneficiary Designation	33
	17.10	Severability	34
	17.11	No Constraint on Corporate Action	34
	17.12	Unfunded Obligation	34
	17.13	Choice of Law	34

SciClone Pharmaceuticals, Inc.
2005 Equity Incentive Plan

     1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1 Establishment. The SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan was initially established effective May 26, 2004 (the “Initial Plan”). The Initial Plan is hereby amended and restated in its entirety as the SciClone Pharmaceuticals, Inc. 2005 Equity Incentive Plan (the “Plan”) effective as of June ___, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares and Performance Units.

          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

     2. DEFINITIONS AND CONSTRUCTION.

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

               (b) “Award” means any Option, Stock Appreciation Right, Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share or Performance Unit granted under the Plan.

               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

1

               (d) “Board” means the Board of Directors of the Company.

               (e) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

               (f) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

                     (i) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

                     (ii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               (g) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

2

               (h) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

               (i) “Company” means SciClone Pharmaceuticals, Inc., a Delaware corporation, or any successor corporation thereto.

               (j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

               (k) “Covered Employee” means any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

               (l) “Director” means a member of the Board.

               (m) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

               (n) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

               (o) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

3

               (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                     (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

                     (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

                     (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (r) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right or (iii) a Stock Purchase Right under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award.

               (s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (t) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

4

               (u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

               (v) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

               (w) “Officer” means any person designated by the Board as an officer of the Company.

               (x) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

               (y) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

               (z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

               (aa) “Participant” means any eligible person who has been granted one or more Awards.

               (bb) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

               (cc) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

               (dd) “Performance Award” means an Award of Performance Shares or Performance Units.

               (ee) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

               (ff) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

5

               (gg) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

               (hh) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

               (ii) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

               (jj) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

               (kk) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9, as applicable, and the Participant’s Award Agreement.

               (ll) “Restriction Period” means the period established in accordance with Section 8.5 during which shares subject to a Stock Award are subject to Vesting Conditions.

               (mm) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

               (nn) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

               (oo) “Section 162(m)” means Section 162(m) of the Code.

               (pp) “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

               (qq) “Securities Act” means the Securities Act of 1933, as amended.

               (rr) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated

6

unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

               (ss) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

               (tt) “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.

               (uu) “Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

               (vv) “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

               (ww) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

               (xx) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

               (yy) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s purchase price for such shares upon the Participant’s termination of Service.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     3. ADMINISTRATION.

          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

7

          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

               (b) to determine the type of Award granted;

               (c) to determine the Fair Market Value of shares of Stock or other property;

               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance

8

Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

               (f) to approve one or more forms of Award Agreement;

               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

               (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

               (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

               (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the

9

Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4. SHARES SUBJECT TO PLAN.

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million five hundred thousand (2,500,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

          4.2 Share Accounting.

               (a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one share. Each share of Stock subject to a Full Value Award shall be counted against the limit as 1.3 shares.

               (b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award, other than an Option or SAR that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 14.2 shall not again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

          4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation,

10

reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

     The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any related guidance issued by the U.S. Treasury Department, where applicable.

     5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

          5.2 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

11

          5.3 Award Limitations.

               (a) Incentive Stock Option Limitations.

                     (i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million five hundred thousand (2,500,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and Section 4.3.

                     (ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 8.2.

                     (iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

               (b) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Sections 4.1, 4.2 and 4.3, any Full Value Award which vests on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a period of three (3) years, and any Full Value Award which vests on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months; provided, however, that such limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

12

               (c) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

                     (i) Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million two hundred fifty thousand (1,250,000) shares.

                     (ii) Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards or Restricted Stock Unit Awards, the grant or vesting of which is based on the attainment of Performance Goals, for more than seven hundred fifty thousand (750,000) shares.

                     (iii) Performance Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than seven hundred fifty thousand (750,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million two hundred fifty thousand dollars ($2,250,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

     6. STOCK OPTIONS.

          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share of an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

13

          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

          6.3 Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b) Limitations on Forms of Consideration.

                     (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

                     (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

14

          6.4 Effect of Termination of Service.

               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

                     (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

                     (ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

                     (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause for termination of Service, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

                     (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

15

               (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     7. STOCK APPRECIATION RIGHTS.

          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

          7.3 Exercisability and Term of SARs.

               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to

16

such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

17

          7.7 Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     8. STOCK AWARDS.

          Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          8.1 Types of Stock Awards Authorized. Stock Awards may be granted in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

          8.2 Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Stock Award.

          8.3 Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right.

18

          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

          8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions shall automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the

19

Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          8.8 Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     9. RESTRICTED STOCK UNIT AWARDS.

          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

          9.3 Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

20

          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. If permitted by the Committee, subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash

21

of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy.

          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     10. PERFORMANCE AWARDS.

          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

          10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

          10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall

22

determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

          10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

                     (i) revenue;

                     (ii) sales;

                     (iii) expenses;

                     (iv) operating income;

                     (v) gross margin;

                     (vi) operating margin;

23

                     (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

                     (viii) pre-tax profit;

                     (ix) net operating income;

                     (x) net income;

                     (xi) economic value added;

                     (xii) free cash flow;

                     (xiii) operating cash flow;

                     (xiv) stock price;

                     (xv) earnings per share;

                     (xvi) return on stockholder equity;

                     (xvii) return on capital;

                     (xviii) return on assets;

                     (xix) return on investment;

                     (xx) employee satisfaction;

                     (xxi) employee retention;

                     (xxii) balance of cash, cash equivalents and marketable securities;

                     (xxiii) market share;

                     (xxiv) number of customers;

                     (xxv) customer satisfaction;

                     (xxvi) product development;

                     (xxvii) completion of a joint venture or other corporate transaction;

                     (xxviii) completion of identified special project; and

                     (xxix) overall effectiveness of management.

               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

24

          10.5 Settlement of Performance Awards.

               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

               (c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

               (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

               (e) Payment in Settlement of Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and subject to the provisions of Section 16

25

with respect to Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

               (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

          10.6Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

26

          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     11. STANDARD FORMS OF AWARD AGREEMENT.

          11.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

          11.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

     12. CHANGE IN CONTROL.

          12.1 Effect of Change in Control on Options and SARs. Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may provide for any one or more of the following:

               (a) Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

27

               (b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

               (c) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

          12.2 Effect of Change in Control on Stock Awards, Restricted Stock Unit Awards and Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award, Restricted Stock Unit Award or Performance Award for, or in the event of a Change in control may take such actions as it deems appropriate to provide for, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award (and, in the case of Restricted Stock Units and Performance Awards, acceleration of the vesting and settlement of such Award) upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

     13. COMPLIANCE WITH SECURITIES LAW.

          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system

28

upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     14. TAX WITHHOLDING.

          14.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

          14.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

     15. AMENDMENT OR TERMINATION OF PLAN.

          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to

29

the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

     16. COMPLIANCE WITH SECTION 409A.

          16.1 Awards Subject to Section 409A. The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

               (a) Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

               (b) Any Restricted Stock Unit Award or Performance Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

     Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

          16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

               (a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

               (b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

30

               (c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

          16.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

               (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

               (b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 16.4(b), 16.4(c), or 16.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

               (c) No subsequent Election related to a distribution pursuant to Section 16.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

          16.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

               (a) Separation from service (as determined by the Secretary of the United States Treasury);

               (b) The date the Participant becomes Disabled (as defined below);

               (c) Death;

               (d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable;

               (e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

               (f) The occurrence of an Unforeseeable Emergency (as defined below).

     Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 16.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

31

          16.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          16.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

               (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

               (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

          16.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

32

          16.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

     17. MISCELLANEOUS PROVISIONS.

          17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          17.2 Forfeiture Events.

               (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

               (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

          17.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

          17.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

33

          17.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

          17.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

          17.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

          17.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

          17.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

          17.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

34

          17.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

          17.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

          17.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the SciClone Pharmaceuticals, Inc. 2004 Stock Option Plan as duly adopted by the stockholders and effective on May 26, 2004 and amended and restated in its entirety as the 2005 Equity Incentive Plan effective as of June __, 2005, the date of its approval by the stockholders of the Company.

Secretary

35